Smith Barney Telecommunications Trust
on behalf of
Smith Barney Telecommunications Income Fund
(the Fund)

Supplement Dated July 30, 1998
 to
 Prospectus Dated April 30, 1998



Effective July 31, 1998, Smith Barney Strategy Advisers Inc., the Funds investment adviser, will assume all of the duties previously performed by The Boston Company Asset Management, Inc., the Funds sub-investment adviser.
This change does not represent a change in investment objective, investment policies or investment strategies.














FD 01528

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